Exhibit 32.1

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of American States Water Company and Golden State Water Company (the “Registrant”) on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Robert J. Sprowls, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ ROBERT J. SPROWLS
Robert J. Sprowls
President and Chief Executive Officer

Dated: March 12, 2012